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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 9, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-3)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-108195            06-1442101
           --------                 ----------            ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                 06830
         ----------------------                                 -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On September 25, 2003 a single series of certificates, entitled Fremont Home Loan Trust 2003-3, Asset-Backed Certificates, Series 2003-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2003 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class C Certificates", "Class P Certificates","Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $408,308,288.91 as of September 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 22, 2003, among Fremont Investment & Loan (the "Originator") Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc.(the "Underwriter"), pursuant to an Underwriting Agreement, dated September 23, 2003 (the "Underwriting Agreement")among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                      Initial Certificate Principal
     Class               Balance or Notional Amount            Pass-Through Rate
     -----               --------------------------            -----------------
      A-1                       $270,614,000                         2.52%
      A-2                       $85,633,000                          2.43%
      M-1                       $31,172,000                         Variable
      M-2                       $26,718,000                         Variable
      M-3                        $5,566.000                         Variable
      M-4                        $7,793,000                         Variable
      M-5                        $8,906,000                         Variable
       C                       $8,906,188.91                        Variable
       P                          $100.00                             N/A
       R                          100.00%                             N/A
      R-X                         100.00%                             N/A


            The Certificates, other than the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 23, 2003 and the Prospectus Supplement, dated September 23,



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                                       -3-

2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of September 1,
                                            2003, by and among Financial Asset Securities Corp. as
                                            Depositor, Litton Loan Servicing LP as Servicer and Deutsche
                                            Bank National Trust Company as Trustee, relating to the
                                            Series 2003-3 Certificates.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003

                                            FINANCIAL ASSET SECURITIES CORP.


                                            By: /s/ Frank Y. Skibo
                                                ----------------------------
                                            Name:   Frank Y. Skibo
                                            Title:  Senior Vice President



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                               Index to Exhibits
                               -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       September 1, 2003, by and among Financial Asset
                       Securities Corp. as Depositor, Litton Loan Servicing
                       LP as Servicer and Deutsche Bank National Trust Company
                       as Trustee, relating to the Series 2003-3 Certificates.







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                                   Exhibit 4.1